AZZ Inc. Appoints Jason Crawford as
Chief Financial Officer
June 3, 2024 - FORT WORTH, TX - AZZ Inc. (NYSE: AZZ), the leading independent provider of hot-dip galvanizing and coil coating solutions in North America, is pleased to announce the appointment of Mr. Jason Crawford as Chief Financial Officer. In conjunction with Mr. Crawford’s appointment, Mr. Philip Schlom will remain with the Company in a consulting role to ensure the smooth transition of all his job responsibilities to Mr. Crawford.
Mr. Crawford earned his Master of Business Administration from Washington University in St. Louis and his Bachelor of Arts in Accounting from the University of Abertay, Scotland, and has more than 20 years of progressive experience in senior-level accounting and finance roles, with a record of success in merger and acquisition transactions. Mr. Crawford began his career at CTS corporation in 1995, advancing to accounting leadership roles before joining Boston Scientific in 2006 for six years. In 2012, Mr. Crawford joined Precoat Metals/Sequa Corporation and has held various finance leadership positions and was Precoat Metals CFO prior to AZZ’s acquisition and then integration of Precoat Metals in 2022.
Tom Ferguson, Chief Executive Officer of AZZ, said “We are pleased to have Jason Crawford as AZZ’s Chief Financial Officer. His strong leadership and finance acumen, as well as his institutional knowledge of Precoat Metals, reinforces the Company’s finance continuity and bench strength in this key role. Promoting Jason into this role underpins our career development culture inside AZZ.”

About AZZ Inc.
Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 29, 2024, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations and Company Contact:
David Nark, Senior Vice President of Marketing, Communications, and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Sandy Martin / Phillip Kupper
Three Part Advisors
(214) 616-2207
www.threepa.com

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